THIRD AMENDMENT TO AMENDED AND RESTATED
MASTER LOAN AGREEMENT

    THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LOAN AGREEMENT (this “Amendment”) is made to be effective as of July 22, 2021, by and between HOMELAND ENERGY SOLUTIONS, LLC, an Iowa limited liability company (“Borrower”), and HOME FEDERAL SAVINGS BANK, a federally chartered stock savings bank organized under the laws of the United States (“Lender”).

RECITALS

    A.     Borrower and Lender are parties to that certain Amended and Restated Master Loan Agreement dated effective June 29, 2017, as thereafter modified by that certain First Amendment to Amended and Restated Master Loan Agreement dated October 19, 2018, and by that certain Second Amendment to Amended and Restated Master Loan Agreement dated November 6. 2020 (as the same may be amended, restated or otherwise modified from time to time, the “MLA”) under which Lender agreed to extend certain financial accommodations to Borrower. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to them in the MLA.

    B.    Borrower has requested that the Lender extend to the Borrower a revolving loan in the amount of up to $50,000,000.00, which the Lender is willing to do in accordance with the terms and conditions of this Amendment.

AMENDMENT

    NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendment. The MLA is hereby amended as follows:

(a)    Defined Terms. Section 1.01 of the MLA is hereby modified by removing and replacing the definitions currently set forth in the MLA for the following defined terms with the following definitions:

“Maturity Date” means November 6, 2025.

“Mortgage” means that certain Fifth Amended and Restated Mortgage dated on or about July 22, 2021, pursuant to which a mortgage interest shall be given by Borrower to Lender in the Real Property to secure payment to Lender of the Loan Obligations.

“Note” or “Notes” means and includes the Term Revolving Note, the Revolving Note, and all other promissory notes executed and delivered to Lender by Borrower pursuant to the terms of this Agreement and any Supplement as the same may be amended, restated or otherwise modified, supplemented, extended or restated from time to time.

“Revolving Loan” means that certain revolving Loan from Lender to Borrower in the original amount not to exceed $50,000,000.00 and thereafter decreasing to

$30,000,000.00, pursuant to the terms and conditions provided for in this Agreement, the Revolving Note, and the Second Supplement.

“Revolving Note” means that certain Revolving Note in the original principal amount of $50,000,000.00, dated on or about July 22, 2021, evidencing the Revolving Loan, as the same may be amended, restated or otherwise modified, extended or replaced.

“Second Supplement” means that certain Third Amended and Restated Second Supplement to Master Loan Agreement (Term Revolving Loan) dated on or about July 22, 2021, as the same may be amended, restated or otherwise modified from time to time hereafter.

“Term Revolving Loan” means that certain revolving Loan from Lender to Borrower in the amount not to exceed $50,000,000.00, pursuant to the terms and conditions provided for in this Agreement, the Term Revolving Note, and the Second Supplement.

“Term Revolving Note” means that certain Second Amended and Restated Term Revolving Note in the original principal amount of $50,000,000.00, dated on or about November 6, 2020, evidencing the Term Revolving Loan, as the same may be amended, restated or otherwise modified, extended or replaced.

“Working Capital” means current assets of Borrower, as defined according to GAAP, plus the unused portion of the Term Revolving Loan Commitment (as defined in the Second Supplement), less current liabilities of Borrower, as defined according to GAAP. The unused portion amount of the Term Revolving Loan to be used in calculation of the working capital covenant shall not exceed $50,000,000.00.

(b)    Revolving Loan. The provisions of Section 2.02 of the MLA are hereby amended and restated as follows:

    Section 2.02.    Revolving Loan. Subject to the terms and conditions of this Agreement, the Second Supplement, and the Revolving Note, and in reliance upon the representations and warranties set forth in this Agreement, Lender has agreed to lend to Borrower and Borrower has agreed to borrow from Lender, as of the Closing Date, and from time to time thereafter, on a revolving basis an amount not to exceed the initial sum of $50,000,000.00 thereafter reducing to $30,000,000.00, capital costs and cash and inventory management purposes. Such amount shall be loaned by Lender pursuant to the terms and conditions set forth in this Agreement and the Second Supplement.

Except as expressly modified in accordance with the preceding provisions of this Section 1, the MLA is not modified and all its terms and conditions shall remain in full force and effect.  In no event shall this Amendment be deemed to hinder, compromise or lessen the enforceability of the MLA or any of the Loan Documents in any way.

2.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date of this Amendment first set forth above provided, and at such time, that the following agreements, documents and other items shall have been executed and delivered to the Lender by the party indicated, each of which agreements, documents and other items shall be in form and substance acceptable to the Lender:

    (a)    The Borrower shall have executed and delivered to the Lender this Amendment.

(b)    The Borrower shall have executed and delivered to the Lender the Third Amended and Restated Second Supplement to Master Loan Agreement (Term Revolving Loan and Revolving Loan) of even date herewith.

(c)    The Borrower shall have executed and delivered to the Lender the Revolving Note in the original principal amount of $50,000,000.00 of even date herewith.

(d)    The Borrower shall have executed and delivered to the Lender the Fifth Amended and Restated Mortgage of even date herewith.

(e)    The Borrower shall have paid to the Lender the following costs, fees and expenses: (i) loan commitment fee in the amount of $100,000.00; (ii) legal fees incurred by the Lender in connection with the negotiation, preparation, review and execution of this Amendment and all documents and agreements required or contemplated hereby; and (iii) fees incurred or to be incurred by the Lender in closing the transactions contemplated by this Amendment and recording and filing any related documents, including without limitation costs of appraisal and costs of title review and insurance.

(f)    The Borrower shall have taken such actions and executed such documents and agreements as shall be reasonably requested by Lender to effect the terms and conditions of this Amendment.

3.     Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, restates, and acknowledges the following:

(a)     the representations and warranties contained in the MLA, the Loan Documents and the Related Documents. Borrower further represents and warrants that the representations and warranties contained in the MLA, the Loan Documents and the Related Documents continue to be true and correct as of the date of this Amendment in all material respects except as otherwise disclosed in writing to Lender.

(b)    that Borrower has the power and authority to execute, deliver, and perform this Amendment and any document required under this Amendment and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms and conditions, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

4.     Miscellaneous.

(a)    Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the MLA, or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the MLA, as amended hereby, or any other instrument or agreement referred to therein. It is further understood and agreed by and between Borrower and Lender that all other terms and provisions of the MLA shall remain in full force and effect, enforceable by Lender against Borrower as fully as though no amendments had been made hereby, and this Amendment shall not be deemed to hinder, compromise or lessen the enforceability of the MLA, the Notes, or any mortgage, security interest, or guaranty securing repayment of the Loans, in any way. Each reference in the MLA and in any other Loan Document to the “MLA” shall mean the MLA, as amended hereby.

(b)     Loan Documents. This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)    Counterparts, Facsimile Signatures. This Amendment may be executed in several counterparts, each of which will be deemed an original and all of which will together constitute one and the same instrument. Delivery of facsimile, portable document format (.pdf), or other electronic copies of signature pages for this Amendment will be valid and treated for all purposes as delivery of the originals.

(d)    Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

(f)    WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

[Signature page follows]

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
MASTER LOAN AGREEMENT
BY AND BETWEEN
HOMELAND ENERGY SOLUTIONS, LLC
AND
HOME FEDERAL SAVINGS BANK
DATED: July 22, 2021

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Master Loan Agreement to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

HOMELAND ENTERGY SOLUTIONS, LLC, an Iowa limited liability company

By /s/ Beth Eiler
Beth Eiler
Its CFO and Interim CEO

LENDER:

HOME FEDERAL SAVINGS BANK, a federally chartered stock savings bank organized under the laws of the United States

By /s/ Eric Oftedahl
Eric Oftedahl
Its Senior Vice President

STATE OF IOWA     )
    ) ss.
COUNTY OF CHICKASAW    )

On this 16th day of July, 2021, before me a Notary Public within and for said County, personally appeared Beth Eiler, to me known, who being by me duly sworn, did say that she is the CFO and Interim CEO of Homeland Energy Solutions, LLC, the limited liability company named in the foregoing instrument, and that said instrument was signed on behalf of said company by authority of its board and as the free act and deed of said company.

/s/ Katy Kuehn
Notary Public